EXHIBIT 10.10
                                                                -------------


                      FIRST AMENDMENT dated as of September 23, 1996 (this "Amendment") to the Credit Agreement dated as of February 28, 1996 (the "Agreement"), among the financial institutions party thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as agent for the Lenders (in such capacity, the "Administrative Agent") and BANK OF AMERICA, ILLINOIS, as Co-Agent.

The Borrower has requested that certain definitions and financial covenants contained in the Agreement be amended as set forth herein. The Borrower has also requested that the Agreement be amended to permit the Borrower to obtain credit in the form of Swingline Loans at any time and from time to time prior to the Working Capital Maturity Date. The Administrative Agent and the Lenders are willing to so amend the Agreement and Chase is willing to extend credit to the Borrower in the form of Swingline Loans, in each case pursuant to the terms and subject to the conditions set forth herein.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to Definitions and Financial Covenants.
----------  --------------------------------------------------

(a)     Section 1.01 of the Agreement is hereby amended by:

(i)  Adding the following new  definitions in their proper  alphabetical  order:
     "Amendment Effective Date" shall mean the date on which the conditions to effectiveness specified in Section 4 of the First Amendment to this Agreement shall have been satisfied.

     "Interest Rate Agreement" shall mean any fully matched interest rate swap entered into with the intent to protect the Borrower against fluctuations in interest rates and entered into as a bona fide hedging arrangement and not for purposes of investment or speculation. "Investment" shall mean, as applied to any person, any direct or indirect purchase or other acquisition by such person of stock or other securities of any person, or any direct or indirect loan, advance or capital contribution by such person to any other person, any other item which would be classified as an "investment" on a balance sheet of such person prepared in accordance with GAAP, including without limitation any direct or indirect contribution by such person of property or assets to a joint venture, partnership or other business entity in which such person retains an interest (it being understood that a direct or indirect purchase or other acquisition by such person of assets of any other person (other than stock or other securities) shall not constitute an "Investment" for purposes of this Agreement).
        (ii) Deleting from the definition of "Leverage Ratio" the words "half of"; and deleting from such definition the word "eight" and replacing it with "four."

        (iii)  Deleting therefrom the definition of "Permitted Investments."

(b) Section 6.04 of the Agreement is hereby deleted in its entirety and replaced with the following new Section 6.04:

        SECTION 6.04. Investments, Loans and Advances. Directly or indirectly purchase or own any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any person, or make or permit to remain outstanding any loan or advance to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations of any person, or make any other Investment, except:

        (a) Investments (i) arising out of loans and advances to employees incurred in the ordinary course of business, (ii) arising out of extensions of trade credit or advances to third parties in the ordinary course of business and (iii) acquired by reason of the exercise of customary creditors' rights upon default or pursuant to the bankruptcy, insolvency or reorganization of a debtor;

        (b) Guarantees that constitute Indebtedness to the extent permitted by Sections 6.01, 6.12 and 6.13 and other Guarantees that are not Guarantees of Indebtedness and are undertaken in the ordinary course of business;

        (c)    Investment in (collectively, "Cash Equivalents")

               (i) marketable obligations issued or unconditionally guaranteed by the United States of America, or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year or less from the date of acquisition thereof,

               (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having as at such date the highest rating obtainable from either Standard & Poor's Rating Group or Moody's Investors Service, Inc.,

               (iii) commercial paper maturing no more than 270 days from the date of creation thereof and having as at the date of acquisition thereof one of the two highest ratings obtainable from either Standard & Poor's Rating Group or Moody's Investors Service, Inc.,

(iv) certificates of deposit maturing one year or less from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States of America or any state thereof or the District of Columbia or Canada or issued by the United States branch of any commercial bank organized under the laws of any country in Western Europe or Japan, with capital and stockholders' equity of at least $500,000,000 (or the equivalent in the currency of such country), (A) the commercial paper or other short term unsecured debt obligations of which are as at such date are rated either A-2 or better (or comparably if the rating system is changed) by Standard & Poor's Rating Group or Prime-2 or better (or comparably if the rating system is changed) by Moody's Investors Service, Inc. or (B) the long-term debt obligations of which are as at such date rated either A or better (or comparably if the rating system is changed) by Standard & Poor's Rating Group or A-2 or better (or comparably if the rating system is changed) by Moody's Investors Service, Inc. ("Permitted Banks"),

               (v) Eurodollar time deposits having a maturity of less than 270 days from the date of acquisition thereof purchased directly from any Permitted Bank,

               (vi)   bankers'   acceptances   eligible  for  rediscount   under
                      requirements of The Board of Governors of the Federal Reserve System and accepted by Permitted Banks, and

          (vii)  obligations of the type described in clauses (i), (ii),  (iii),
     (iv) or (v) above purchased from a securities dealer designated as a "primary dealer" by the Federal Reserve Bank of New York or from a Permitted Bank as counterparty to a written repurchase agreement obligating such counterparty to repurchase such obligations not later than 14 days after the purchase thereof and which provides that the obligations which are the subject thereof are held for the benefit of the Borrower or a Subsidiary by a custodian which is a Permitted Bank and which is not a counterparty to the repurchase agreement in question;

        (d)    liabilities with respect to any Interest Rate Agreements; and

        (e)    investments made by a Subsidiary in the Borrower.

     (c) Clause (1) of Section 6.01 of the Agreement is hereby deleted in its entirety and replaced with the following provision:

     "(1) Indebtedness incurred by the Borrower (i) to finance the acquisitions, improvements or repairs (to the extent such improvements and repairs may be capitalized on the books of the Borrower in accordance with GAAP) of, or additions to, the property and assets of the Borrower, or (ii) to replace, extend, renew, refund or refinance any such Indebtedness, provided that the aggregate principal amount of Indebtedness incurred in connection with any such replacement, extension, renewal, refunding or refinancing shall not exceed the outstanding principal amount of Indebtedness so replaced, extended, renewed, refunded or refinanced; and provided, further, that the aggregate principal amount of Indebtedness incurred under this clause (1) and outstanding at any time shall not exceed (A) $25,000,000 plus (B) an amount equal to the aggregate net proceeds received by the Borrower as consideration for the issuance by the Borrower of additional partnership interests or as a capital contribution in each case for the purpose of financing such acquisitions, improvements, repairs or additions less (C) any amount of excess proceeds used to permanently reduce the Acquisition Loan Commitments pursuant to Section 2.09(b)."

(d) Section 6.02 of the Agreement is hereby amended by deleting the word "and" at the end of clause (1) thereof, by removing the period at the end of clause (m) thereof and replacing it with a semicolon and by adding at the end thereof the following new clauses (n) and (o):

     "(n) any Lien created to secure all or any part of the purchase price, or to secure Indebtedness (other than Indebtedness permitted under clauses (b) and (l) of Section 6.01) incurred or assumed to pay all or any part of the purchase price or cost of construction, of property acquired or constructed by the Borrower or a Subsidiary after the date hereof, provided that (i) any such Lien shall be confined solely to the item or items of such property (or improvement therein) so acquired or constructed and, if required by the terms of the instrument creating such Lien, other property (or improvement thereon) which is an improvement to such acquired or constructed property, (ii) any such Lien shall be created contemporaneously with, or within 10 Business Days after, the acquisition or construction of such property, and (iii) such Lien does not exceed an amount equal to 85% (100% in the case of Capital Lease Obligations) of the Board of Supervisors of the Borrower) at the time of acquisition thereof; and
     (o) Liens securing Indebtedness (including interests of lessors under Capital Lease Obligations) permitted by Section 6.01, so long as immediately after giving effect thereto, the aggregate amount of the Indebtedness secured by such Liens shall not exceed 2.5% of Total Assets (as defined in the Note Agreement)."

     (e) Section 6.09(b) of the Agreement is hereby amended by adding the following provision after the phrase "waives any condition precedent or default" in the next to last line thereof:

        ", or entails the incurrence of additional Indebtedness by the Borrower under the Notes, the Note Agreement, any Refinancing Notes or any Refinancing Note Agreement (provided that subsequent to such additional Indebtedness, the Borrower shall remain in compliance with Sections 6.11, 6.12, 6.13 and 6.15 hereof and provided further that such additional Indebtedness shall be on terms and conditions no more restrictive than the terms and conditions contained in the Note Agreement)"

(f) Section 6.12 of the Agreement is hereby amended by deleting the chart contained therein and replacing it with the following chart:

        Quarter Ending During the Period                  Leverage Ratio
        --------------------------------                  --------------

        Effective Date - March 31, 1998                          5.25 to 1.00
        April 1, 1998 - March 31, 1999                           4.75 to 1.00
        April 1, 1999 - March 31, 2000                           4.50 to 1.00
        Thereafter                                               4.25 to 1.00


SECTION 2.  Amendments to Add Swingline Facility.

(a) The first sentence of the preamble of the Agreement is hereby amended by deleting the word "and" at the end of clause (a) thereof and adding at the end thereof the following:

        "and (c) Swingline Loans at any time and from time to time on or after the Amendment Effective Date and prior to the Working Capital Maturity Date, in an aggregate principal amount at any time outstanding not exceeding $5,000,000."

(b) The third sentence of the preamble of the Agreement is hereby amended by adding the phrase, "and Swingline Loans" after the phrase, "Working Capital Loans."

(c)     Section 1.01 of the Agreement is hereby amended by:

        (i) Adding the following new definitions in their proper alphabetical order:

               "Applicable Percentage" of any lender at any time shall mean the percentage of the aggregate Working Capital Commitments of all Lenders represented by such Lender's Working Capital Commitment. In the event the Working Capital Commitments shall have expired or been terminated, the Applicable Percentages shall be determined on the basis of the Working Capital Commitments most recently in effect prior to such expiration or termination, giving effect to any assignments pursuant to Section 9.06.

               "Swingline Commitment" shall mean the commitment of the Swingline Lender to make loans pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.09.

               "Swingline Exposure" shall mean at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Lender at any time shall equal its Applicable Percentage of the aggregate Swingline Exposure at such time.

               "Swingline Lender" shall mean The Chase Manhattan Bank, in its capacity as the Swingline lender. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Swingline Lender.

               "Swingline Loan" shall mean any loan made by the Swingline Lender pursuant to Section 2.22.

        (ii) Deleting the word "and" from the end of clause (a) of the definition of "Interest Period" and inserting the following provision at the end of clause (b):

               "and (c) as to any borrowing of Swingline Loans, the period commencing on the date of such borrowing and ending on the date that is seven Business Days thereafter, or such other period as shall be determined by The Chase Manhattan Bank and agreed to by the Borrower"

        (iii) Deleting the definition of "Required Lenders" in its entirety and replacing it with the following definition:

               "Required Lenders" shall mean, at any time, Lenders having Loans, Swingline Exposures and unused Commitments representing at least 51% of the sum of all Loans outstanding, Swingline Exposures and unused Commitments at such time.

        (iv) Adding the phrase ", plus the aggregate amount at such time of such Lender's Swingline Exposure" to the end of the definition of "Working Capital Exposure."

(d) Section 2.04(a) of the Agreement is hereby amended by deleting the word "and" at the end of clause (a) and adding to the end thereof the following:

        "and (c) in the case of a Swingline Loan, on the last day of the Interest Period applicable to such Loan or, if earlier, on the Working Capital Maturity Date."

(e) Section 2.09(a) of the Agreement is hereby amended by inserting the phrase "and Swingline Commitment" immediately after the phrase "Working Capital Commitments" in the seventh line thereof.

(f) Section 2.12 of the Agreement is hereby amended by adding the phrase "(and Swingline Loans)" immediately after each reference to "Working Capital Borrowings" therein.

(g) Section 2.18(a) of the Agreement is hereby amended by adding the following parenthetical after the phrase "Each such payment" in the fourth line thereof:

        "(other than principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lender except as otherwise provided in
        Section 2.22(e))"

(h) Section 2.20(b) of the Agreement is hereby amended (i) by adding the words "and the Swingline Lender" immediately after the words "Administrative Agent" in the eleventh line thereof and (ii) by adding the words "amounts owed to it in respect of its Swingline Exposure and" immediately after the word "including" in the parenthetical in clause
        (ii) of the proviso.

(i)     The following shall be inserted in the Agreement as a new Section 2.22:

        SECTION 2.22.  Swingline Loans.

     (a) Swingline Commitment. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Swingline Lender agrees to make loans to the Borrower at any time and from time to time on and following the Amendment Effective Date and until the earlier of the Working Capital Maturity Date and the termination of the Working Capital Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate outstanding principal amount of all Swingline Loans exceeding $5,000,000 or (ii) the Working Capital Exposure of any Lender exceeding its Working Capital Commitment. Each Swingline Loan shall be in a principal amount that is an integral multiple of $500,000 and not less than $1,000,000. The Swingline Commitment may be terminated or reduced from time to time as provided herein. Within the foregoing limits, the Borrower may borrow, pay or prepay and reborrow Swingline Loans hereunder, subject to the terms, conditions and limitations set forth herein.

     (b) Swingline Loans. The Borrower shall notify the Administrative Agent in writing or by telecopy (or by telephone promptly confirmed in writing or by telecopy), not later than 11:00 a.m., New York City time, on the day of a proposed Swingline Loan. Such notice shall be delivered on a Business Day, shall irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any notice received from the Borrower pursuant to this paragraph (b). The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of such Borrower with the Swingline Lender by 3:00 p.m. on the date such Swingline loan is so requested.

     (c) Prepayment. The Borrower shall have the right at any time and from time to time to prepay any Swingline loan, in whole or in part, upon giving written or telecopy notice (or telephonic notice promptly confirmed by written or telecopy notice) to the Swingline Lender and to the Administrative Agent before 12:00 (noon), New York City time, on the date of prepayment, provided that all or any portion of a Swingline Loan borrowed and prepaid on the same date shall be deemed to have been outstanding for one day.

     (d) Interest. Subject to the provisions of Section 2.07, each Swingline Loan shall bear interest at the Alternate Base Rate or such lower rate as shall be determined by The Chase Manhattan Bank from time to time.

     (e) Participations. If the Borrower does not fully repay a Swingline Loan on or prior to the last day of the Interest Period with respect thereto, the Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Lenders will participate. The Administrative Agent will, promptly upon receipt of such notice, give notice to each Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. In furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable percentage of such Swingline Loan or Loans. Each such payment shall, for all purposes hereof, be deemed to be an ABR Working Capital Loan to which interest at the rate provided for in Section 2.07 will apply. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligations under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Lenders) and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan following receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower (or other party liable for obligations of the Borrower) of any default in the payment thereof.

     (j) The preamble to Article IV is hereby amended by adding the phrase, "and of the Swingline Lender to make Swingline Loans" immediately after the phrase, "obligations of the Lenders to make Loans."

     (k) Section 4.01(a) of the Agreement is hereby amended by:

        (i)    adding  the  phrase,  "and each  borrowing  of  Swingline  Loans"
               immediately   after  the  parenthetical  in  the  first  sentence
               thereof.

        (ii) adding the words "or borrowing of Swingline Loans" immediately after the word "Borrowing" in clauses (i), (ii) and (iii) thereof.

        (iii) adding the words "or Section 2.22(b), as applicable" at the end of clause (i) thereof.

     (l) Section 9.04 of the Agreement is hereby amended by adding immediately after the word "Loans" in clause (a)(ii) thereof the words "(and Swingline Loans)."

SECTION 3.  Representations and Warranties.

The Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Co-Agent that:

     (a) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (b) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

SECTION 4.  Conditions to Effectiveness.

This Amendment shall become effective on the date that the Administrative Agent shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

SECTION 5.  Agreement.

Except as specifically stated herein, the provisions of the Agreement are and shall remain in full force and effect. As used therein, the terms "Agreement," "herein," "hereunder," "hereinafter, "hereto," "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Agreement as amended hereby.

SECTION 6.  Applicable Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Counterparts.

This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

SECTION 8.  Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

SECTION 9. The Borrower hereby acknowledges that as of the Amendment Effective Date Credit Lyonnais Cayman Island Branch hereby assigns its interest under the Agreement and the other Loan Documents to Credit Lyonnais New York Branch. Accordingly, each of the Loan Documents is hereby amended by deleting each reference to "Credit Lyonnais Cayman Island Branch" and substituting, in lieu thereof and where appropriate, "Credit Lyonnais New York Branch."

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                              SUBURBAN PROPANE, L.P.

                                              By:/s/ Robert M. Plante
                                                  Name:  Robert M. Plante
                                                  Title:  Treasurer

                                              THE CHASE MANHATTAN BANK,
                                              individually and as Administrative
                                              Agent and Swingline Lender,

                                               By:/s/ Peter M. Ling
                                                   Name:  Peter M. Ling
                                                   Title:  Vice President